united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

ANNUAL REPORT

June 30, 2019

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.portstrat.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present the annual report for the three Portfolio Strategies, Inc. (“PSI”) Mutual Funds for the fiscal year ended June 30, 2019.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created four different PSI Funds which attempt to achieve that goal: PSI All Asset Fund, PSI Strategic Growth Fund, and PSI Tactical Growth Fund.

Here is a brief overview of each Fund:

All Asset Fund: FXMAX

Investment Strategy

The All Asset Fund provides long and inverse exposure to a broad range of U.S. market indices. The Fund seeks positive absolute returns with less volatility.

The All Asset Fund faced challenges during the third quarter of 2018, as asset prices had not been counter-trending as predicted by its short-term indicators. This was particularly pronounced in sectors such as energy, mining, and foreign stocks which were notable contributors to the poor performance of the Fund. The predominant factor behind the market dynamic was the trade tension between the U.S. and China which affected sectors that have significant currency and trade exposures. The Fund posted a return of -5.18%.

All in all, 2018 was a difficult year for the Fund—the Fund seemed to be constantly out of sync with the markets. It was predicting market selloffs and up moves either too soon or too late. Short-term market dynamics were atypical over the past several quarters and when they would return to normal was not certain. The Fund returned -13.09% for the fourth quarter and -22.45% year-to-date as of December 31, 2018.

With the increase in volatility and the Fund’s underperformance, we made changes to the Fund beginning January 1, 2019. Although the objective has remained the same, we decided to eliminate the more volatile investments, such as sector funds, international funds, and precious metals and commodities. During the first half of 2019, the changes have proven to be the correct course of action.

The market (S&P500) in the first quarter of 2019 was a unique ride to the upside; and some of its main accomplishments were:

1.	Completing the backside up-leg of a big V-Bottom,

2.	Breaking the last topside resistance on the way to a new all-time high,

3.	Nearly breaking above its long-term trend, and

4.	Performing as one of the top eight first quarters in the last 40 years.

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Source: Standard & Poor’s 500

During the first quarter, there were many reasons planted by the press and newsletters about the market stalling and running out of steam. For example, the market took a big hit near the end of the quarter on the news that the yield curve had inverted (that is, the 3-month yield had surpassed the 10-year yield); and this is supposed to be an indicator that the U.S. is facing a recession. The day that news came out, the market took a big dive as many traders (and quantitative models) got sucked in. Nevertheless, even though this indicator has a relatively good record at predicting recessions, these recessions were predicted to happen 6 to 24 months in the future. And, it is likely that this short-term yield came from decisions made by the Fed, not the overall economy. The Fund returned 7.60% for the first quarter of 2019.

Looking at the relatively flat market over the last 1.5 years (see graph below) and knowing about most of the economic fundamentals in the U.S. economy (revenue growth, high corporate earnings, low unemployment, high positive sentiment, etc.), one would think that this market (which just broke out into new high territory), would have a long way to go up from here. And, most likely, without any major screw-ups by the Fed, the White House, Congress, China, etc., that should be the case for the rest of this year. The Fund posted a gain of 1.22% for the second quarter of 2019.

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Source: Standard & Poor’s 500

All Asset returned -10.24% for the 1-year period ended June 30, 2019, and 8.92% for the six months ended June 30, 2019. (The BarclayHedge Equity Long/Short Index was down -0.79% for the 1-year period ended June 30, 2019, and returned 3.99% for the six months ended June 30, 2019.)

Strategic Growth Fund: FXSAX

Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to help reduce that volatility.

The third quarter of 2018 was a calm, yet persistent, rebound for our models on a combined basis as markets seemed to largely shrug off continued trade war headlines and rising interest rates. The directional models on the S&P and VIX were both positive with most of the gains coming from the S&P model while the Nasdaq pair was positive and the Russell pair was virtually flat.

Within the S&P model, the bulk of the positive performance came off two big long bets, one on July 6 and the other over a three-day period in mid-August. The S&P model also had an 87.5% batting average that drove things forward. The VIX model in ETFs was up 50 basis points on a series of small wins. The Nasdaq pair had a solid quarter up 98 basis points, while the Russell pair was flat. All in all, the models had begun to make back losses the Fund suffered earlier in the year. The Fund was up 7.75% for the third quarter of 2018.

With the end of 2018, it was official—it was the worst year for the U.S. stock market since the 2008 financial crisis, with all three major indices down for the year. December turned out to be the worst December since the Great Depression. The consensus seemed to be that the market’s extreme volatility and rapid intraday swings was driven by algorithmic-machine trading responding initially to news events and tweets. As a result, the machines further drove prices to

3612-NLD-8/9/2019

extremes through high frequency trading which created arbitrage distortions. On some days in December, huge market rallies intraday reversed and wound up as huge down days. This erratic movement upset normal trends, and made it nearly impossible for Strategic Growth to recognize any patterns. Thus, the Fund suffered a decline of 9.26% in the fourth quarter of 2018 and posted a return of -19.07 year-to-date as of December 31, 2018.

The Fund’s mechanical algorithm, of course, does not respond directly to things like earnings and Fed policy announcements. Rather, its signals are generated through quantitative analysis and technical analysis. On the downside, with so much of the market action being driven by a plethora of news events, the Fund can be at a slight disadvantage, as its mechanical algorithm doesn’t recognize tweets or Fed statements. Overall, we’re content with being nimble during uncertain times, with an aim to reduce the downside while still capturing the upside at the end of the day.

The Fund made several good trades in early December and side-stepped some of the market’s drawdowns. However, some of the underlying models rely on the normal strength of equities in December, typically called the Santa Claus Rally, and participated in the unusual strong losses the market experienced.

The S&P 500 Total Return Index advanced 13.65% during the first three months of 2019, notching its best first quarter since 1998. Including April 1 returns, the S&P 500 was off to its best start since 1987. The DIJA and the Nasdaq had similar banner quarters, up 11.2% and 16.9%, respectively. This powerful rally was fueled by two main forces: on the fundamental side, Chairman Powell making a 180 degree turn on interest rates and the balance sheet runoff, and on the technical side, a rare breadth thrust breakout. The Fund was well positioned to take advantage of this turn of events, and thanks to avoiding some of the fourth quarter of 2018’s correction, the fund bested the S&P in the 7-day, 1-month, and 6-month timeframes. The Fund posted a gain of 9.88% for the first quarter of 2019.

While the macro-economy is more fascinating than usual, the trends we are seeing are nowhere near to tripping off a sell in our long-term system. And, for the most part, the Fund makes decisions based off short-term technical indicators, operating off end of day data. While these can change quickly, the technicals have been mostly bullish since December’s breadth thrust, which has propelled this rally so far. As a result, the Fund’s mechanical system has largely been on a buy this year—invested 96% of the time so far. This is incredible, given that historically the strategy has been invested just a little over 50%.

Still, there has been some cause for caution, although things are currently looking up again. For example, when the S&P 500 hit new highs in June, we would have liked to have seen other major indices confirming. While the Russell 2000 has started to pick up during the last week of June, it’s still far from its prior short-term highs and nowhere near its all-time high. Moreover, the yield curve has now been inverted for an entire quarter, which has been a consistent sign that a recession may be in our intermediate-term future. As a result of some of these divergences, our discretionary system has taken a more cautionary stance in the second quarter of 2019, which helped us dodge some of May’s drawdowns.

As of this writing, we’ve seen many of these divergences fade away, with the Dow and the Nasdaq closing at record highs and the advance/decline line showing strong breadth. While people tend to write off July and August as bad months, the first two weeks of July are historically positive. The first week of July in the third year of a presidential cycle, alone, has been a winner 70% of the time. With good news from the Fed likely in our future, July is looking more promising than ever.

3612-NLD-8/9/2019

While our outlook is positive for the short-term, choppier days are inevitably still ahead of us when we look at the broader macro-economic landscape. As they say, all good things must come to an end. And truthfully, we’re looking forward to having more opportunities to showcase our risk management trading practices. While no active trading system can capture all of the market upside, you see the clear value of our risk management when looking at the Fund’s 1-year return (+10.40%) across the board, having played great defense during the fourth quarter of 2018’s drawdown.

We expect there will be more opportunities like this in the not so distant future. The Fund returned 2.77% for the second quarter of 2019.

Strategic Growth returned 10.40% for the 1-year period ended June 30, 2019, and 12.92% for the six months ended June 30, 2019. (The BarclayHedge Equity Long/Short Index was down -0.79% for the 1-year period ended June 30, 2019, and returned 3.99% over the six months ended June 30, 2019.)

Tactical Growth Fund: FXTAX

Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing clients the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

The Tactical Growth Fund was basically flat for the third quarter of 2018. The tug-of-war continued between stocks and bonds. For many years, we enjoyed a market environment where interest rates were going down (and bond prices were going up), along with a stock market that was going up, too. Not only had the Federal Reserve ended Quantitative Easing, but it also began actively raising interest rates, causing bond prices to go on the decline. Being a balanced portfolio on average, the Fund holds some bond positions, and the gains in our equity positions were offset by the declines in our bond positions. The Fund returned 0.90% for the third quarter of 2018.

Typically, rising interest rates are a great headwind for stocks. That is until, eventually, stocks give out and fall. You wouldn’t have been able to tell this by looking at the headlines as the Dow Jones Industrial Average was making new record highs day after day. A brief look under the hood of the markets showed that all was not as well as it looked. As the Dow made new highs, there were more individual stocks that made new yearly lows than those that made new yearly highs. Also, there was more volume being traded in declining stocks than there was in advancing stocks. Finally, the stocks that were advancing were more defensively oriented (such as those you would find in the Dow) rather than your typical aggressive tech companies that had risen so dramatically (think Facebook, Apple, Netflix, Google, etc.). Bottom line, when the market goes on defense, it’s good to pay attention. Things can change on a dime which is why we don’t position the Fund according to a forecast, but only as the market presents its evidence day by day.

The Tactical Growth Fund was down slightly more than its benchmark for 2018. However, it outperformed the S&P 500 index in the fourth quarter because of its defensive holdings and tactical decisions to allocate into bonds. In times such as these, it is important to remember how we helped insulate the portfolio against this (negative) volatility. In our defensive state, we had a

3612-NLD-8/9/2019

healthy portion of non-equity exposure (that is, bonds, money market, utility sector funds and the like) to help diversify against the multi-hundred point swings in the major market indices. We instituted these positions when it looked like the market has gone too far too fast and was ripe for a correction. In fact, we may have even had a small position in an inverse index fund that actually profits as the market went down. The Fund had a return of -7.23% for the fourth quarter and -6.58% for the six months ended December 31, 2018.

The Tactical Growth Fund performed very well in the first quarter of 2019. The market bottomed right before Christmas of 2018 and it has been an elevator ride higher ever since. The Fund returned 8.81% for the first quarter of 2019.

The Fund is diversified among stocks and bonds, so getting most of the return of an all-equity portfolio in these times is a reason to celebrate. When the market starts to turn, the bonds and money market positions will increase with the goal of minimizing the inevitable give-back of some of the gains.

We remain ever vigilant with the Fund. It seems that there is never a time of smooth sailing when it comes to the financial markets. Recent headlines have mentioned an inverted yield curve which could lead to a possible recession. It pays to monitor the portfolio and make adjustments as needed on a daily basis—which is exactly what we do.

The second quarter of 2019 can most easily be described as “V-shaped”; that is, April and May were down on fears that the economy might be heading into recession, while a June 4 speech by Fed Chairman Jerome Powell marked the bottom as he reiterated he is ready to lower interest rates should trade wars (or any other geopolitical situation) put the brakes on economic growth. The market rose from there and continued to climb its wall of worry to new highs.

Inflection points in the market have, in the past, tended to come after major economic data or company earnings releases. Not so any more it seems. The market no longer waits for data, but rather now reacts to tweets and speeches. Be it the President or the Federal Reserve Chairman, one can now get an immediate turnaround in the markets simply by expressing ones intentions; whether or not they actually follow through is irrelevant as newer tweets and speeches will have taken precedence by that time. Such are the times we live in.

The Fund was down slightly at -0.96% for the second quarter of 2019 as the diversified nature of the portfolio dampened the early quarter decline, but also the late quarter rise.

Tactical Growth returned 0.88% for the 1-year period ended June 30, 2019, and 7.76% for the six months ended June 30, 2019. (The BarclayHedge Global Macro Index returned 1.77% for the 1-year period ended June 30, 2019, and 6.51% over the six months ended June 30, 2019.)

We continue to have confidence that over-exposure to mutual funds such as ours can help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

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DEFINITIONS

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

BarclayHedge Global Macro Index: The BarclayHedge Global Macro Index represents a measure of the average return of the macro geared/strategized hedge funds within the Barclay database whose positions reflect the direction of the overall market as attributed to major economic trends and/or events. The portfolios of these funds comprise an offering of stocks, bonds, currencies, and commodities in the form of cash or derivative instruments. A majority of these funds invest globally in both developed and emerging markets.

Bloomberg Barclays U.S. Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

3612-NLD-8/9/2019

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

	One	Five	Inception** -
	Year	Year	June 30, 2019
PSI All Asset Fund – Class A	(10.24)%	(3.01)%	(2.99)%
PSI All Asset Fund – Class A with load	(15.44)%	(4.15)%	(3.64)%
S&P 500 Total Return Index ***	10.42%	10.71%	14.50%
BarclayHedge Equity Long/Short Index ****	(0.79)%	2.77%	4.45%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.65%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Portfolio Composition as of June 30, 2019:

% of Net Assets
Exchange Traded Funds	97.0%
Other Assets less Liabilities, Net	3.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

	One	Five	Inception** -
	Year	Year	June 30, 2019
PSI Strategic Growth Fund – Class A	10.40%	0.21%	2.34%
PSI Strategic Growth Fund – Class A with load	4.10%	(0.97)%	1.66%
S&P 500 Total Return Index ***	10.42%	10.71%	14.50%
BarclayHedge Equity Long/Short Index ****	(0.79)%	2.77%	4.45%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.71%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Portfolio Composition as of June 30, 2019:

% of Net Assets
Exchange Traded Funds	95.8%
Other Assets less Liabilities, Net	4.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, compared to its benchmarks:

	One	Five	Inception** -
	Year	Year	June 30, 2019
PSI Tactical Growth Fund – Class A	0.88%	0.09%	2.22%
PSI Tactical Growth Fund – Class A with load	(4.93)%	(1.08)%	1.54%
S&P 500 Total Return Index ***	10.42%	10.71%	14.50%
BarclayHedge Global Macro Index ****	1.77%	2.54%	2.48%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.99%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
June 30, 2019

Portfolio Composition as of June 30, 2019:

% of Net Assets
Exchange Traded Funds	83.6%
Mutual Fund	13.5%
Other Assets less Liabilities, Net	2.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 97.0%
	BOND FUNDS - 25.1%
38,692	Invesco Ultra Short Duration ETF	$1,948,916
14,253	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1,305,717
		3,254,633
	LARGE CAP FUNDS - 71.9%
18,036	iShares Core S&P 500 ETF	5,316,111
14,808	Vanguard S&P 500 ETF	3,985,574
		9,301,685

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,975,514)	12,556,318

	TOTAL INVESTMENTS - 97.0% (Cost - $11,975,514)	$12,556,318
	OTHER ASSETS LESS LIABILITIES - NET - 3.0%	386,393
	NET ASSETS - 100.0%	$12,942,711

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 95.8%
	LARGE CAP GROWTH FUNDS - 95.8%
84,755	Direxion Daily S&P 500 Bull 3X Shares	$4,352,169
18,114	iShares Core S&P 500 ETF	5,339,102
25,388	Proshares Ultra S&P 500 ETF	3,199,142
7,353	SPDR S&P 500 ETF Trust	2,154,429
19,851	Vanguard S&P 500 ETF	5,342,896
	TOTAL EXCHANGE TRADED FUNDS (Cost - $19,743,090)	20,387,738

	TOTAL INVESTMENTS - 95.8% (Cost - $19,743,090)	$20,387,738
	OTHER ASSETS LESS LIABILITIES - NET - 4.2%	901,396
	NET ASSETS - 100.0%	$21,289,134

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 83.6%
	BOND FUNDS - 34.8%
15,346	iShares 20+ Year Treasury Bond ETF	$2,038,102
15,526	iShares iBoxx $ High Yield Corporate Bond ETF	1,353,557
12,427	SPDR Bloomberg Barclays High Yield Bond ETF	1,353,797
		4,745,456
	EMERGING MARKET FUND - 0.6%
2,122	SPDR Portfolio Emerging Markets ETF	75,946

	LARGE CAP GROWTH FUNDS - 5.6%
3,584	Invesco S&P 500 Low Volatility ETF	197,192
5,912	Invesco S&P 500 Quality ETF	195,805
2,674	ProShares S&P 500 Dividend Aristocrats ETF	185,495
1,853	SPDR S&P Dividend ETF	186,931
		765,423
	MID CAP GROWTH FUND - 1.4%
3,708	Invesco S&P MidCap Low Volatility ETF	190,109

	SPECIALTY FUNDS - 41.2%
9,371	First Trust Dow Jones Internet Index Fund *	1,347,737
1,816	Invesco S&P 500 Equal Weight Utilities ETF	179,403
3,494	Invesco S&P 500 GARP ETF	196,188
21,052	iShares MSCI EAFE ETF	1,383,748
7,333	ProShares Ultra QQQ ETF	704,041
2,228	SPDR Health Care Select Sector ETF	206,402
16,171	SPDR S&P Biotech ETF	1,418,358
1,083	SPDR S&P Telecom ETF	73,308
742	Vanguard Consumer Staples ETF	110,382
		5,619,567

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,165,753)	11,396,501

	MUTUAL FUND - 13.5%
162,500	KCM Macro Trends Fund - Class R-1 (Cost - $2,000,457)	1,842,750

	TOTAL INVESTMENTS - 97.1% (Cost - $13,166,210)	$13,239,251
	OTHER ASSETS LESS LIABILITIES - NET - 2.9%	389,821
	NET ASSETS - 100.0%	$13,629,072

*	Non-income producing security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2019

	PSI	PSI	PSI
	All Asset	Strategic Growth	Tactical Growth
	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$11,975,514	$19,743,090	$13,166,210
At value	$12,556,318	$20,387,738	$13,239,251
Cash & Cash Equivalents	382,919	1,941,290	1,754,228
Receivable for securities sold	—	6,478,542	—
Receivable for Fund shares sold	520	213	260
Dividends and interest receivable	28,526	64,932	2,572
Prepaid expenses and other assets	15,896	19,202	15,371
TOTAL ASSETS	12,984,179	28,891,917	15,011,682

LIABILITIES
Payable for securities purchased	—	7,541,432	1,340,746
Payable for Fund shares redeemed	234	1,793	142
Investment advisory fees payable	2,029	13,429	2,558
Payable to related parties	14,208	11,895	12,839
Distribution (12b-1) fees payable	2,657	4,349	2,803
Shareholder service fees payable	951	5,047	418
Audit fees payable	15,618	17,970	17,473
Accrued expenses and other liabilities	5,771	6,868	5,631
TOTAL LIABILITIES	41,468	7,602,783	1,382,610
NET ASSETS	$12,942,711	$21,289,134	$13,629,072

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$19,963,536	$21,444,718	$14,312,799
Accumulated losses	(7,020,825)	(155,584)	(683,727)
NET ASSETS	$12,942,711	$21,289,134	$13,629,072

Net Asset Value Per Share:
Class A Shares:
Net Assets	$12,942,711	$21,289,134	$13,629,072
Shares of beneficial interest outstanding	1,737,819	2,046,468	1,466,197
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share	$7.45	$10.40	$9.30
Maximum offering price per share (maximum sales charges of 5.75%)	$7.90	$11.03	$9.87

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2019

	PSI	PSI	PSI
	All Asset	Strategic Growth	Tactical Growth
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$208,982	$306,056	$707,346
Interest	12,794	18,991	10,730
TOTAL INVESTMENT INCOME	221,776	325,047	718,076

EXPENSES
Investment advisory fees	118,304	209,724	151,620
Administrative services fees	43,950	41,775	45,728
Distribution (12b-1) fees	29,576	52,431	37,709
Accounting services fees	25,200	28,729	25,431
Registration fees	22,990	25,594	20,831
Transfer agent fees	20,074	20,766	20,030
Shareholder service fees	17,976	31,824	22,991
Trustees’ fees	13,993	13,114	14,294
Audit fees	13,930	21,380	19,505
Legal fees	9,520	10,650	9,780
Compliance officer fees	7,528	10,392	9,594
Custodian fees	5,001	5,014	4,845
Printing expenses	4,526	3,594	3,460
Other expenses	1,180	2,672	2,781
TOTAL EXPENSES	333,748	477,659	388,599
Less: Fees waived by Advisor	(108,890)	(79,077)	(102,178)
NET EXPENSES	224,858	398,582	286,421
NET INVESTMENT INCOME (LOSS)	(3,082)	(73,535)	431,655

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized income (loss) from security transactions	(1,483,441)	1,769,357	(118,888)
Distributions of realized gains by underlying investment companies	100	—	85,103
Net change in unrealized appreciation (depreciation) on investments	582,033	702,959	(336,280)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(901,308)	2,472,316	(370,065)

NET INCREASE (DECREASE) IN NET ASSETS	$(904,390)	$2,398,781	$61,590

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Strategic
	Asset Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

FROM OPERATIONS
Net investment loss	$(3,082)	$(205,077)	$(73,535)	$(242,637)
Net realized gain (loss) from security transactions	(1,483,441)	(172,440)	1,769,357	(1,725,339)
Distributions of realized gains by underlying investment companies	100	484	—	262
Net change in unrealized appreciation (depreciation) on investments	582,033	23,948	702,959	(131,836)
Net increase (decrease) in net operations	(904,390)	(353,085)	2,398,781	(2,099,550)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(9,855)
From net realized gains	—	—	—	(215,790)
Net decrease in net assets from distributions to shareholders	—	—	—	(225,645)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	13,574,647	4,452,775	20,937,833	4,799,839
Net asset value of shares issued in reinvestment of distributions	—	—	—	224,458
Redemption fee proceeds	—	16	—	58
Payments for shares redeemed	(11,116,224)	(17,008,383)	(21,211,275)	(4,517,913)
Net increase (decrease) in net assets from shares of beneficial interest	2,458,423	(12,555,592)	(273,442)	506,442

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,554,033	(12,908,677)	2,125,339	(1,818,753)

NET ASSETS
Beginning of Year	11,388,678	24,297,355	19,163,795	20,982,548
End of Year *	$12,942,711	$11,388,678	$21,289,134	$19,163,795

SHARE ACTIVITY
Class A:
Shares Sold	1,945,888	513,415	2,252,800	445,485
Shares Reinvested	—	—	—	19,741
Shares Redeemed	(1,576,376)	(1,953,667)	(2,239,777)	(432,479)
Net increase (decrease) in shares of beneficial interest outstanding	369,512	(1,440,252)	13,023	32,747

*	Net Assets - End of Year includes accumulated net investment loss of $69,974 for PSI All Asset Fund and $126,109 for PSI Strategic Growth Fund as of June 30, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Tactical
	Growth Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

FROM OPERATIONS
Net investment income	$431,655	$318,754
Net realized gain (loss) from security transactions	(118,888)	664,210
Distributions of realized gains by underlying investment companies	85,103	92,248
Net change in unrealized appreciation (depreciation) on investments	(336,280)	240,487
Net increase in net assets resulting from operations	61,590	1,315,699

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(309,131)
Total distributions paid *	(1,096,296)	—
Net decrease in net assets from distributions to shareholders	(1,096,296)	(309,131)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,596,953	924,451
Net asset value of shares issued in reinvestment of distributions	1,095,556	306,657
Payments for shares redeemed	(4,813,345)	(3,946,387)
Net decrease in net assets from shares of beneficial interest	(2,120,836)	(2,715,279)

TOTAL DECREASE IN NET ASSETS	(3,155,542)	(1,708,711)

NET ASSETS
Beginning of Year	16,784,614	18,493,325
End of Year **	$13,629,072	$16,784,614

SHARE ACTIVITY
Class A:
Shares Sold	168,394	94,295
Shares Reinvested	127,836	30,666
Shares Redeemed	(510,428)	(400,112)
Net decrease in shares of beneficial interest outstanding	(214,198)	(275,151)

*	Distributions from net investment income and net realized capital gains are combined for the period ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distibutions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment income $0 as of June 30, 2018.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI All Asset Fund

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$8.32		$8.65		$7.94	$8.22	$8.68
Activity from investment operations:
Net investment loss (1)	(0.00	) (3)	(0.09)		(0.08)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.87)		(0.24	) (2)	0.79	(0.18)	(0.41)
Total from investment operations	(0.87)		(0.33)		0.71	(0.28)	(0.46)
Paid-in-Capital from redemption fees	—		0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$7.45		$8.32		$8.65	$7.94	$8.22
Total return (4)	(10.24)%		(3.82)%		8.94%	(3.41)%	(5.30)%
Net assets, end of year (000’s)	$12,943		$11,389		$24,297	$27,002	$11,037
Ratio of gross expenses to average net assets (5)	2.82%		2.34%		2.15%	1.98%	2.30%
Ratio of net expenses to average net assets (5)	1.90%		1.90%		1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (5)	(0.03)%		(1.09)%		(1.02)%	(1.36)%	(0.65)%
Portfolio Turnover Rate	5191%		6897%		7042%	7886%	4583%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile losses in the Statement of Operations due to the timing of share transactions for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return represents aggregate total return based on Net Asset Value. Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Strategic Growth Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.42	$10.49	$9.43	$10.19	$10.71
Activity from investment operations:
Net investment loss (1)	(0.03)	(0.13)	(0.12)	(0.15)	(0.11)
Net realized and unrealized gain (loss) on investments	1.01	(0.83)	1.25	(0.50)	(0.28)
Total from investment operations	0.98	(0.96)	1.13	(0.65)	(0.39)
Paid-in-Capital from redemption fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—	0.00 (2)	—	—	—
Net realized gains	—	(0.11)	(0.07)	(0.11)	(0.13)
Total distributions	—	(0.11)	(0.07)	(0.11)	(0.13)
Net asset value, end of year	$10.40	$9.42	$10.49	$9.43	$10.19
Total return (3)	10.40%	(9.33)%	12.03%	(6.45)%	(3.68)%
Net assets, end of year (000’s)	$21,289	$19,164	$20,983	$30,169	$29,355
Ratio of gross expenses to average net assets (4)	2.28%	2.20%	2.21%	1.98%	2.08%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(0.35)%	(1.12)%	(1.24)%	(1.49)%	(0.93)%
Portfolio Turnover Rate	5155%	6067%	5910%	5232%	3517%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Tactical Growth Fund

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A Shares	June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.99	$9.46	$9.19		$10.17	$10.67
Activity from investment operations:
Net investment income (loss) (1)	0.27	0.18	(0.00	) (2)	(0.05)	0.00 (2)
Net realized and unrealized gain (loss) on investments	(0.24)	0.52	0.27		(0.89)	(0.09)
Total from investment operations	0.03	0.70	0.27		(0.94)	(0.09)
Paid-in-Capital from redemption fees	—	—	0.00	(2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.33)	(0.17)	—		(0.04)	(0.02)
Net realized gains	(0.39)	—	—		—	(0.39)
Total distributions	(0.72)	(0.17)	—		(0.04)	(0.41)
Net asset value, end of year	$9.30	$9.99	$9.46		$9.19	$10.17
Total return (3)	0.88%	7.43%	2.94%		(9.20)%	(0.81)%
Net assets, end of year (000’s)	$13,629	$16,785	$18,493		$24,254	$12,640
Ratio of gross expenses to average net assets (4)	2.58%	2.43%	2.10%		2.48%	2.42%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%		1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	2.86%	1.79%	(0.05)%		(0.57)%	(0.04)%
Portfolio Turnover Rate	6333%	5702%	5656%		5609%	5473%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2019

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Strategic Growth Fund (“SGF”) and the PSI Tactical Growth Fund (“TGF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. AAF, SGF and TGF are diversified funds. AAF seeks positive absolute returns with less volatility. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Funds were subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) No. 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the applicable Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,556,318	$—	$—	$12,556,318
Total	$12,556,318	$—	$—	$12,556,318

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,387,738	$—	$—	$20,387,738
Total	$20,387,738	$—	$—	$20,387,738

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,396,501	$—	$—	$11,396,501
Mutual Fund	1,842,750	—	—	1,842,750
Total	$13,239,251	$—	$—	$13,239,251

The Funds did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year.

*	Refer to the Portfolios of Investments for security classifications.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016 through 2018, or expected to be taken in the Funds’ June 30, 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended June 30, 2019, the Funds did not have any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of June 30, 2019, AAF, SGF

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

and TGF held $382,919, $1,941,290 and $1,754,228, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$532,320,398	$528,062,584
PSI Strategic Growth Fund	983,378,469	980,833,872
PSI Tactical Growth Fund	854,695,182	855,421,326

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2019, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI All Asset Fund	$12,254,996	$582,350	$(281,028)	$301,322
PSI Strategic Growth Fund	22,031,845	649,782	(2,293,889)	(1,644,107)
PSI Tactical Growth Fund	14,488,138	243,269	(1,492,156)	(1,248,887)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF and TGF.

During the year ended June 30, 2019, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI All Asset Fund	$118,304
PSI Strategic Growth Fund	209,724
PSI Tactical Growth Fund	151,620

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2019 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF and TGF.

During the year ended June 30, 2019, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI All Asset Fund	$108,890
PSI Strategic Growth Fund	79,077
PSI Tactical Growth Fund	102,178

Any waiver or reimbursement by the Advisor is subject to repayment by a Fund within the three years from the date the Advisor waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2019 will expire on June 30 of the following years:

Fund	June 30, 2020	June 30, 2021	June 30, 2022
PSI All Asset Fund	$64,193	$82,053	$108,890
PSI Strategic Growth Fund	70,202	65,872	79,077
PSI Tactical Growth Fund	43,237	93,753	102,178

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provides that a monthly service fee is calculated by AAF, SGF, TGF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2019, AAF, SGF and TGF were charged $29,576, $52,431, and $37,709, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2019, the Distributor received $39,357 for AAF in underwriting commissions for sales of Class A shares, of which $130 for AAF was retained by the principal underwriter or other affiliated broker-dealers. SGF and TGF did not incur any underwriting commissions.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

AAF currently seeks to achieve its investment objective by investing a portion of its assets in iShares Core S&P 500 ETF and the Vanguard S&P 500 ETF. The ETFs are registered open-end investment companies incorporated in the USA. The Fund may redeem its investment from the ETFs at any time if the Advisor determines that it is in the best interest of Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the above listed open-end investment companies. The annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at ‘www.sec.gov’ or on the websites “www.ishares.com” and “www.spdrs.com””. As of June 30, 2019, the percentage of AAF’s net assets invested in the iShares Core S&P 500 ETF and Vanguard S&P 500 ETF were 41.1% and 30.8%, respectively.

SGF currently seeks to achieve its investment objective by investing a portion of its assets in iShares Core S&P 500 ETF and Vanguard S&P 500 ETF. The ETFs are registered open-end investment companies incorporated in the USA. The Fund may redeem its investment from the ETFs at any time if the Advisor determines that it is in the best interest of Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the above listed open-end investment companies. The annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at ‘www.sec.gov’ or on the websites “www.ishares.com” and “www.vanguard.com”. As of June 30, 2019, the total allocation of SGF’s net assets invested in the iShares Core S&P 500 ETF and Vanguard S&P 500 ETF was 25.1%.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2019, National Financial Services LLC. held 72.90% in AAF while E*TRADE Savings Bank held 56.89% and 76.16% of the voting securities of SGF and TGF, respectively. The Trust has no knowledge as to whether all or any portion of shares owned of record by National Financial Services LLC and E*TRADE Savings Bank are also owned beneficially and, therefore, may be deemed to control the applicable Funds.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2019 and June 30, 2018 was as follows:

	For the year ended June 30, 2019
	Ordinary	Long-Term
	Income	Capital Gains	Total
PSI Tactical Growth Fund	1,092,011	4,285	1,096,296

	For the year ended June 30, 2018
	Ordinary	Long-Term
	Income	Capital Gains	Total
PSI Strategic Growth Fund	225,645	—	225,645
PSI Tactical Growth Fund	290,458	18,673	309,131

As of June 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(925,037)	$(6,397,110)	$301,322	$(7,020,825)
PSI Strategic Growth Fund	1,488,523	—	—	—	(1,644,107)	(155,584)
PSI Tactical Growth Fund	525,810	39,350	—	—	(1,248,887)	(683,727)

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI All Asset Fund	$925,037

At June 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
PSI All Asset Fund	$6,357,394	$39,716	$6,397,110

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2019 as follows:

	Paid	Accumulated
	in	Net Realized
	Capital	Gains (Loss)
PSI All Asset Fund	$(73,056)	$73,056

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU No. 2018-13 and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted within these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI All Asset Fund, PSI Strategic Growth Fund, and PSI Tactical Growth Fund, and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI All Asset Fund, PSI Strategic Growth Fund, and PSI Tactical Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

EXPENSE EXAMPLES (Unaudited)
June 30, 2019

As a shareholder of the PSI All Asset Fund, the PSI Strategic Growth Fund or the PSI Tactical Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (loads) on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
PSI All Asset Fund	$1,000.00	$1,089.20	$9.84	1.90%
PSI Strategic Growth Fund	$1,000.00	$1,129.20	$10.03	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,077.60	$9.79	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/19	6/30/19	1/1/19 – 6/30/19	1/1/19 – 6/30/19
PSI All Asset Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION
June 30, 2019

PSI All Asset, PSI Strategic, Growth, PSI Tactical Growth and PSI Total Return (Adviser - Portfolio Strategies, Inc.)*

In connection with the regular meeting held on March 27-28, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“Adviser”) and the Trust, with respect to the PSI All Asset Fund (“PSI All Asset”), PSI Strategic Growth Fund (“PSI Strategic”), PSI Tactical Growth Fund (“PSI Tactical”), PSI Total Return Fund (“PSI Total”) and (each a “PSI Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982, had assets under management of approximately $123 million and offered an array of investment management services to individuals, corporations, non-profit institutions and endowments. They considered the backgrounds of the key investment personnel, noting their educational backgrounds and that the team had considerable financial industry experience. They considered the adviser’s investment process for each PSI Fund, noting that it used data analysis from several research firms to examine technical trends, momentum indicators and historical moving averages to determine appropriate investment style and positions for each PSI Fund. They also considered the adviser’s risk management process, noting that PSI utilized a highly active management style of tactical allocation and market exposure reduction. They noted the adviser monitored compliance with each PSI Fund’s investment limitations by reviewing internal position reports alongside administrator and custodian reports. They considered the adviser’s broker selection process, noting that the adviser maintained an approved broker list created through analysis of data including execution, commissions, research and broker service, and that the analysis was conducted by the adviser’s brokerage committee. They noted that the adviser reported no material compliance or litigation issues since the firm’s previous advisory contract renewal, but noted that the SEC had commenced an examination, which was still ongoing. The Trustees further noted that the adviser appeared to have remained consistent with its investment philosophy and was expected to continue providing quality service to each PSI Fund.

Performance.

PSI All Asset. The Trustees considered the Fund’s objective and discussed the Fund’s strategy.

They observed that over the 1-year, 3-year, 5-year, and since inception time periods, the Fund had consistently performed in the bottom quartile, underperforming its Morningstar category median and Broadridge peer group median. They further noted that the Fund had also underperformed its benchmark over the 1-year, 3-year, 5-year, and since inception time periods. They observed that Fund’s recent negative performance was impacted due in part to increased Q4 2018 market volatility and increased expenses, which resulted from a substantial reduction in assets. The Trustees concluded that the adviser should be retained and performance monitored to evaluate whether the strategy changes the adviser intends to implement, would result in improved performance.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They observed that the Fund underperformed its benchmark, Broadridge peer group, and Morningstar category over the 1-year, 3-year, 5-year, and since inception time periods. The Trustees considered the adviser’s contention that the performance was attributable to one of the

SUPPLEMENTAL INFORMATION (Continued)
June 30, 2019

signal providers. The Trustees also considered that the Fund was negatively impacted when volatility significantly increased in the first and fourth quarters of 2018. The Trustees noted that the adviser had removed one of the signal providers as of December 31, 2018 and that the Fund’s performance has improved in 2019, outperforming its benchmark. The Trustees concluded that the adviser should be retained and evaluated to determine whether the recent positive performance would continue over a longer period.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy. They observed that the Fund underperformed its Broadridge peer group median, over the 1-year, 3-year, 5-year, and since inception time periods and had underperformed its Morningstar category over the 3-year, 5-year, and since inception time periods, only narrowly outperforming the category over the 1-year period. The Trustees observed that the Fund achieved a top quartile standard deviation ranking over all measurable periods. The Trustees concluded that the adviser should be retained and evaluated to determine whether the recent positive performance would continue over a longer period.

PSI Total. The Trustees evaluated the performance of PSI Total, noting the Fund’s objective and discussing the strategy used to implement that objective. They noted that the Fund underperformed its benchmark, Broadridge peer group median and category median over the 1-year, 3-year, 5-year, and since inception time periods. They further observed that the Fund had a relatively unfavorable standard deviation and Sharpe ratio over each period. They considered that the tactical nature of the Fund may have contributed to the Fund’s relatively adverse performance. The Trustees concluded that the adviser should be retained and performance monitored to determine whether strategy adjustments made by PSI in 2016 with a goal to improve performance over the long term and recent improved performance would continue.

Fees and Expenses.

PSI All Asset. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% was higher than the Broadridge peer group median and average, within the range of the peer group, and lower than the Morningstar category median and average. They further noted that the Fund’s net expense ratio of 2.21% was higher than both the peer group median and average, but lower than the Morningstar category median and average, and within the ranges of both comparison groups. They considered that the tactical nature of the strategy had the tendency to generate more trading expenses and they also noted that the adviser had an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees evaluated the Fund’s advisory fee, noting that the Fund’s advisory fee of 1.00% was equal to the Broadridge peer group median, but slightly higher than its average, and lower than both its Morningstar category median and average, and within the ranges of both the peer group and the category. They observed that the Fund’s net expense ratio of 2.41% was higher than the peer group median and average and category median and average, but well within the ranges of both comparison groups. They discussed the tactical nature of the adviser’s discipline with respect to the Fund, which had the tendency to generate more trading expenses. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees considered the Fund’s advisory fee of 1.00%. They observed that the fee was the equal to the Broadridge peer group median and higher than its average and higher than the Morningstar category median and average, but within the range of both the peer group and category. They observed that the Fund’s net expense ratio of 2.46% was higher than the peer group median and average and category median and average, but within the ranges of its peer group and category. They considered that the adviser employed a tactical discipline with respect to the Fund, which had the tendency to generate more trading expenses and that there was an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

SUPPLEMENTAL INFORMATION (Continued)
June 30, 2019

PSI Total. The Trustees noted the Fund’s advisory fee of 0.90% was higher than both the Broadridge peer group median and average and its Morningstar category median and average but well within the range of the peer group. They discussed the Fund’s net expense ratio of 2.35%, which was higher than the peer group median and average and category median and average, but within the ranges of its peer group. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the advisory services provided to each PSI Fund. They noted that the adviser had indicated its willingness to discuss the matter of breakpoints with the Trustees as each Fund reached $100 million, and anticipated realizing economies of scale once each Fund reached significantly greater assets beyond current levels. The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Tactical, PSI Total and PSI All Asset, and a reasonable profit with respect to PSI Strategic. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

6/30/19 – NLFT_v4

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2019, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-BUYPSI.

6/30/19 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
621 Pacific Avenue, Suite 15
Tacoma, WA 98402

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark

H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $39,000

2018 - $65,000

2017 - $62,500

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2019 - None

2018 - None

2017 – None

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019    2018    2017    2016    2015    2014

Audit-Related Fees:            0.00%  0.00% 0.00% 0.00% 0.00% 0.00%

Tax Fees:           0.00%  0.00% 0.00% 0.00% 0.00% 0.00%

All Other Fees:           0.00%  0.00% 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/3/19

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 9/3/19